UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 31, 2009

CHINA RITAR POWER CORP.

 (Exact name of registrant as specified in its charter)

Nevada	000-25901	87-0422564
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 405, Tower C, Huahan Building,
16 Langshan Road, North High-Tech Industrial Park,
Nanshan District,
Shenzhen, China, 518057
 (Address of Principal Executive Offices)

(86) 755-83475380
Registrant’s Telephone Number, Including Area Code:

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

China Ritar Power Corp. (the “Company”) issued a press release on March 29, 2009 and conducted a conference call on April 1, 2009 regarding its sales and earnings results for its fourth quarter and year-to-date period ended December 31, 2008. A copy of the press release and transcript of the conference call conducted by the Company are attached hereto as exhibits 99.1 and 99.2, respectively and are being furnished, not filed, under item 2.02 of this report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 29, 2009 announcing the Company’s fourth quarter financial results.
99.2	Transcript of the April 1, 2009 conference call conducted by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Ritar Power Corp.

Date: April 10, 2009	By:	/s/ Jiada Hu
Jiada Hu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 29, 2009 announcing the Company’s fourth quarter financial results.
99.2	Transcript of the April 1, 2009 conference call conducted by the Company.